SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant
Filed by a party other than the registrant

Check the appropriate box:
Preliminary Proxy Statement        Confidential, for use of the Commission Only (as permitted by Rule 14a 6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material pursuant to § 240.14a-11(c) or § 240.14a-12

SE FINANCIAL CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
   No fee required
   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

 ☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

SE Financial Corp.
1901-03 East Passyunk Avenue
Philadelphia, Pennsylvania 19148

May 6, 2005

Dear Stockholder:

          On behalf of the Board of Directors and Management of SE Financial Corp. (the “Company”), we cordially invite you to attend our Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of SE Financial Corp., 1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania 19148, on June 6, 2005, at 9:00 a.m.  The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

          The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders.  For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE.  This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting.  Your vote is very important.

Sincerely,
SE Financial Corp.

/s/ Marcy C. Panzer

Marcy C. Panzer
Chairman

SE FINANCIAL CORP.
1901-03 EAST PASSYUNK AVENUE
PHILADELPHIA, PENNSYLVANIA 19148

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of SE Financial Corp. (the “Company”) will be held at the offices of SE Financial Corp., 1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania 19148, on June 6, 2005, at 9:00 a.m.  The Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of three directors of SE Financial Corp.;

2.	The approval of the SE Financial Corp. 2005 Stock Option Plan;

3.	The approval of the St. Edmond’s Federal Savings Bank 2005 Restricted Stock Plan; and

4.	The ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending October 31, 2005.

          The transaction of such other business as may properly come before the Meeting or any adjournments thereof may also be acted upon.  The Board of Directors is not aware of any other business to come before the Meeting.

          The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders.  For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

          Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned.  Pursuant to the Company’s Bylaws, the Board of Directors has fixed the close of business on March 28, 2005, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS
SE Financial Corp.

/s/ Samuel Barsky

Samuel Barsky
Secretary

Philadelphia, Pennsylvania
May 6, 2005

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING.  A SELF-ADDRESSED RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
OF
SE FINANCIAL CORP.
1901-03 EAST PASSYUNK AVENUE
PHILADELPHIA, PENNSYLVANIA 19148

ANNUAL MEETING OF STOCKHOLDERS
JUNE 6, 2005

GENERAL

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SE Financial Corp. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company which will be held at the offices of SE Financial Corp., 1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania 19148, on June 6, 2005, at 9:00 a.m. (the “Meeting”).  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being mailed to stockholders on or about May 6, 2005.  The Company is the parent company of St. Edmond’s Federal Savings Bank (the “Bank”).  The Company was formed as a corporation chartered under the laws of Pennsylvania at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the completion of the Bank’s mutual-to-stock conversion on May 5, 2004.

          At the Meeting, stockholders will consider and vote upon (i) the election of three directors of the Company and (ii) the approval of the SE Financial Corp. 2005 Stock Option Plan (the “Option Plan”), (iii) the approval of the St. Edmond’s Federal Savings Bank 2005 Restricted Stock Plan (the “Restricted Stock Plan”) and (iv) the ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending October 31, 2005.

          The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting.  Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

VOTING AND REVOCABILITY OF PROXIES

          Stockholders who execute proxies retain the right to revoke them at any time.  Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof.  Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting.  A proxy will not be voted if a stockholder attends the Meeting and votes in person.  Proxies solicited by the Board of Directors will be voted as specified thereon.  If no specification is made, signed proxies will be voted “FOR” the nominees for directors as set forth herein, “FOR” the approval of the Option Plan, “FOR” the approval of the Restricted Stock Plan, and “FOR” the ratification of S.R. Snodgrass A.C.  as the Company’s independent auditor for the fiscal year ending October 31, 2005.  The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

          Stockholders of record as of the close of business on March 28, 2005 (the “Record Date”), are entitled to one vote for each share of common stock of the Company, par value $0.10 per share (the “Common Stock”) then held.  As of the Record Date, the Company had 2,578,875 shares of Common Stock issued and outstanding.

          The articles of incorporation of the Company (“Articles of Incorporation”) provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the “Limit”) be entitled or permitted to any vote with respect to the shares held in excess of the Limit.  Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

          The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.  With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present.  In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

          As to the election of directors (Proposal I), the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominee proposed by the Board of Directors, or to withhold authority to vote for the nominee being proposed.  Under the Company’s bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

          As to the approval of the Option Plan (Proposal II) and the approval of the Restricted Stock Plan (Proposal III),  a stockholder may, by checking the appropriate box: (i)  vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) vote to “ABSTAIN” on the item.  Proposals II and III shall be determined by a majority of the shares present or represented and entitled to vote at the Annual Meeting.  Broker Non-Votes will have no impact on the outcome of the votes on Proposals II and III, and proxies marked “ABSTAIN” will have the same impact as a vote “AGAINST” Proposals II and III.

          Concerning all other matters that may properly come before the Meeting, including the ratification of the independent auditors (Proposal IV), by checking the appropriate box, a shareholder may:  (i) vote “FOR” the item, (ii) vote “AGAINST” the item, or (iii) “ABSTAIN” with respect to the item.  Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard  to (i) broker non-votes or (ii) proxies marked “ABSTAIN” as to that matter.

Security Ownership of Certain Beneficial Owners

          Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”).  The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all directors and executive officers of the Company as a group.  Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding

St. Edmond’s Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”) 1901-03 East Passyunk Avenue Philadelphia, Pennsylvania 19148	206,310	(1)	8.0%
All directors and executive officers of the Company as a group (13 persons)	86,845	(2)	3.4%

(1)
These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid.  As of the Record Date, 5,560 shares have been allocated to ESOP participants and 200,750 shares remain unallocated.

(2)
Beneficial ownership as of the Record Date.  Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect beneficial ownership.  For Ms. Panzer and Mr. Sidebotham, includes shares allocated to such individual under the ESOP.  For certain directors serving as ESOP trustees, excludes the 206,310 shares held by the ESOP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Company.  The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the outstanding Common Stock.  To the best of the Company’s knowledge, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2004 fiscal year.

PROPOSAL I - ELECTION OF DIRECTORS

          The Articles of Incorporation require that the Board of Directors be divided into four classes, as nearly equal in number as possible, each class to serve for a four-year period, with approximately one-fourth of the directors elected each year.  The Board of Directors currently consists of nine members.  Three directors will be elected at the Meeting to serve for a four-year term and until their successors have been elected and qualified.

          Samuel Barsky, Andrew A. Hines and William F. Saldutti, III have been nominated by the Board of Directors for election to a four-year term to expire in 2009.  It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of

Messrs. Barsky, Hines and Saldutti.  If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

          The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of Common Stock beneficially owned by the nominees, the directors continuing in office and the executive officers of the Company.

Name	Age at October 31, 2004	Year First Elected or Appointed(1)	Current Term to Expire	Shares of Common Stock Beneficially Owned(2)	Percent of Class

Board Nominees for Term to Expire in 2009
Samuel Barsky	50	1989	2005	6,200	*
Andrew A. Hines	77	1985	2005	3,000	*
William F. Saldutti, III	45	2001	2005	1,520	*
Directors Continuing in Office
J. William Parker, Jr.	45	2002	2006	7,500	*
Susanne Spinell Shuster	54	2001	2006	500	*
Megan L. Mahoney	44	2003	2007	2,500	*
Nicholas M. Renzi	68	1980	2007	2,000	*
Gilbert Barsky	81	1962	2008	2,500	*
Marcy C. Panzer	54	1983	2008	31,361	1.2%
Certain Executive Officers of the Company and the Bank
Pamela M. Cyr	37	2005	N/A	4,000	*
Joseph Sidebotham, Sr.	49	2001	N/A	12,264	*
J. Christopher Jacobsen	37	2005	N/A	12,500	*
Charles Frederick Miller	41	2005	N/A	1,000	*

*	Less than 1%
(1)
Refers to the year the individual first became a director or officer of the Bank.  Upon formation of the Company in connection with the mutual-to-stock conversion of the Bank, each then-existing director of the Bank became a director of the Company.

(2)
Beneficial ownership as of the Record Date.  Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect beneficial ownership.  For Ms. Panzer and Mr. Sidebotham, includes shares allocated to such individual under the ESOP.  For certain directors serving as ESOP trustees, excludes the 206,310 shares held by the ESOP.

          The business experience of each director and executive officer of the Company is set forth below.  Except as otherwise indicated, each has held his or her present position for at least the past five years.

Directors

          Marcy C. Panzer has been a director since 1983 and became Chairman of the Board in May 2002.  Ms. Panzer is an attorney admitted to practice in the Commonwealth of Pennsylvania.  She was previously employed as Senior Vice President and Counsel by American Business Financial Services until 2000.  She is the daughter of Director Emeritus Mitchell E. Panzer.

          Gilbert Barsky has been a director since 1962.  Mr. Barsky is retired and was previously employed by St. Edmond’s Savings Bank.  He served as Vice President and Treasurer at the time of his retirement.  Mr. Barsky serves as the Inspector of Elections for Montgomery County, Pennsylvania.  Gilbert Barsky is the father of Director Samuel Barsky.

          Samuel Barsky has been a director since 1989 and Secretary of the Bank since May 2002.  Mr. Barsky is a public accountant with the firm of Gitomer & Berenhulz P.C.  He is the son of Director Gilbert Barsky.

          Andrew A. Hines has been a director since 1985.  Mr. Hines is retired from ARCO.

          Megan L. Mahoney has been a director since 2003.  Ms. Mahoney is a regional sales manager with Platinum Direct Funding and was previously employed by American Business Financial Services, Inc. as a senior vice president.

          J. William Parker, Jr. has been a director since 2002.  Mr. Parker is the sole owner of Signator Financial Network, which provides retirement, investment and insurance planning services.

          Nicholas M. Renzi has been a director since 1980.  Dr. Renzi is a retired physician.

          William F. Saldutti, III has been a director since 2001.  Mr. Saldutti is an attorney and a partner at the law firm of Dembo & Saldutti.

          Susanne Spinell Shuster has been a director since 2001.  Ms. Shuster is a certified public accountant with a masters in taxation.  She is chairman of Asher & Co., Ltd. Enterprise Group.

Executive Officers

          Pamela M. Cyr became president and chief executive officer of the Company and of the Bank in March 2005.  She was appointed to the Board of Directors of the Bank at the same time.  She was previously the executive vice president and chief risk officer/chief financial officer of Susquehanna Patriot Bank, a post she had held since January 2004.  Prior to that, she was Senior Vice President and Chief Financial Officer of Thistle Group Holdings, Co. and its subsidiary Roxborough-Manayunk Bank until its merger into Citizens Financial Group, Inc. in January 2004.  She joined Thistle in September 1998 as Director of Investor Relations.  Ms. Cyr is a certified public accountant and also held positions as Controller of Commerce Capital Markets from 1995 to 1998 and Manager in the financial services group at Deloitte & Touche LLP.

          Joseph Sidebotham, Sr. became the executive vice president, chief financial officer and controller of the Bank in February 2001 and of the Company upon its formation in 2004.  Prior to that, Mr. Sidebotham was employed by South Jersey Savings and Loan Association for over twenty years and held the offices of Controller, Senior Vice President, Corporate Secretary and Chief Accounting Officer.

          J. Christopher Jacobsen became the chief operating officer of the Company and the Bank in March 2005.  Mr. Jacobsen joins the Company and the Bank from his position as Senior Vice President, Business Strategy at Citizens Bank, a post he has held since January 2004.  Prior to that, he was Senior Vice President, Retail Banking of Roxborough-Manayunk Bank until its merger into Citizens Financial Group, Inc. in January 2004.  Mr. Jacobsen joined Roxborough-Manayunk Bank in 2000 as Vice President, Marketing and also held marketing positions of increasing responsibility at Commerce Bank and Advanta Mortgage Corp.

          Charles Frederick Miller became the chief lending and credit officer of the Company and the Bank in March 2005.  Prior to joining the Company, Mr. Miller served as Executive Vice President and Senior Commercial Lending Officer of Susquehanna Patriot Bank, a post he has held since June 2004.  From August of 2002 through June of 2004 Mr. Miller  was Senior Vice President and Chief Lending Officer of Equity Bank.  Before that Mr. Miller worked approximately twelve years with Founders Bank, the last three years of which he was Senior Vice President and Chief Lending and Credit Officer.   Mr. Miller began his career at Fidelity Bank in 1986, where he completed that bank’s credit training program before becoming a commercial loan officer.

Meetings and Committees of the Board of Directors

          The Board of Directors conducts its business through meetings of the board and through activities of its committees.  During the year ended October 31, 2004, the Board of Directors of the Company and the Bank held an aggregate of 15 meetings, including regular and special meetings.  No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which he or she served during the year ended October 31, 2004.

          Human Resources Committee.  The Human Resources Committee serves the functions of a compensation committee and currently consists of Directors Samuel Barsky, Andrew A. Hines, Megan L. Mahoney and Marcy C. Panzer and Executive Vice President Joseph Sidebotham and Vice President Rick Lemcoe.  Messrs. Sidebotham and Lemcoe do not participate in committee decisions regarding their own compensation.  This committee meets at least quarterly and met four times for the year ended October 31, 2004.

          Audit Committee. The Audit Committee consists of Directors Susanne Shuster, Samuel Barsky, Marcy C. Panzer and J. William Parker, Jr.  This committee meets quarterly with the internal auditor and independent auditors and periodically as needed with the Company’s compliance auditors.  The committee met four times for the year ended October 31, 2004.  All members of the Audit Committee are independent under the rules of the Nasdaq stock market, other than Ms. Panzer and Mr. Barsky, who are compensated as officers of the Company and the Bank for their services as Chairman and Secretary, respectively.  The Board of Directors has determined that Ms. Shuster is an audit committee financial expert within the meaning of the regulations of the Securities and Exchange Commission.  The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this proxy statement.

          Report of the Audit Committee.  For the fiscal year ended October 31, 2004, the Audit Committee:  (i) reviewed and discussed the Company’s audited financial statements with management, (ii) discussed with the Company’s independent auditor, S.R. Snodgrass, A.C. (“Snodgrass”), all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Snodgrass disclosures regarding the independence of Snodgrass as required by Independence Standards Board Standard No. 1 and discussed with Snodgrass its independence.  Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended October 31, 2004.

Audit Committee: Suzanne Spinell Shuster, Samuel Barsky,
Marcy C. Panzer and J. William Parker, Jr.

Principal Accounting Fees and Services

          Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes-Oxley Act of 2002 to require all auditing services and non-audit services provided by an issuer’s independent auditor to be approved by the issuer’s audit committee prior to such services being rendered or to be approved pursuant to pre-approval policies and procedures established by the issuer’s audit committee.  The Company’s Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services.  All of the services listed below were approved by the Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

          Audit Fees.  Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements and review of the consolidated financial statements included in the Company’s quarterly reports, and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.  The aggregate audit fees billed by Snodgrass for the year ended October 31, 2004 were $96,641.

          Audit Related Fees.   Audit related fees consist principally of attestation services related to the minimum servicing standards identified in the Mortgage Bankers Association of America’s Uniform Single Attestation Program for Mortgage Bankers.  The aggregate audit related fees billed by Snodgrass for the year ended October 31, 2004 were $1,667.

          Tax Fees.  The aggregate fees billed by Snodgrass for professional services rendered for tax compliance, tax advice and tax planning for the year ended October 31, 2004 were $14,153. Such tax-related services consisted of tax return preparation and consultation.

          All Other Fees.  The aggregate fees billed by Snodgrass for professional services rendered for services or products other than those listed under the captions “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” totaled $0 for the year ended October 31, 2004.

Director Nomination Process

          The Nominating Committee currently consists of all members of the Board of Directors.  The Nominating Committee met once during the year ended October 31, 2004.  As defined by the rules of the Nasdaq Stock Market, each member of the committee is an independent director, other than Ms. Panzer and Mr. Barsky, who are compensated as officers of the Company and the Bank for their services as Chairman and Secretary, respectively.  The responsibilities of the members of the Nominating Committee are set forth in a charter, a copy of which is attached as Appendix B to this proxy statement.

          The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.  The process for identifying and evaluating potential nominees of the Board includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, St. Edmond’s Federal Savings Bank.  Additionally, the Board may consider persons recommended by stockholders of the Company in selecting nominees of the Board for election as directors.  The manner of evaluation for all potential nominees is the same.

          To be considered in the Board’s selection of nominees of the Board, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year’s annual meeting was first distributed to stockholders.  Recommendations must comply with the requirements of the Nominating Committee Charter and, among other requirements, identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered.  Persons recommended for consideration as nominees of the Board should meet the director qualification requirements set forth in Sections 4.1, 4.15, 4.16 and 4.17 of the Company’s

Bylaws, which require that (i) directors may not serve as a management official of another depository institution or depository holding company as those terms are defined by the regulations of the Office of Thrift Supervision; (ii) directors must be persons of good character and integrity and must also have been nominated by persons of good character and integrity; (iii) directors must be stockholders of the Company, owning at least 500 shares and (iv) directors must reside within 50 miles of the home office or branch office location of the Bank.  The Board also believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

          The good character and integrity requirement is embodied in Section 4.17, which states that a person is not eligible to serve as director if he or she:  (1) is under indictment for, or has ever been convicted of, a criminal offense, involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; (2) is a person against whom a federal or state bank regulatory agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal; (3) has been found either by any federal or state regulatory agency whose decision is final and not subject to appeal, or by a court to have (a) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency or (b) breached a fiduciary duty involving personal profit; or (4) has been nominated by a person who would be disqualified from serving as a director under clauses (1), (2) or (3).

Stockholder Communications

          The Board of Directors does not have a formal process for stockholders to send communications to the Board.  In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary.  Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting.  The Board encourages directors to attend the annual meeting of stockholders.

Certain Relationships and Related Transactions

          No directors, officers or their immediate family members were engaged in transactions with the Company or any subsidiary involving more than $60,000 (other than through loans with the Bank) during the years ended October 31, 2004 and 2003.

          The Bank has a policy of offering residential mortgage loans for the financing of personal residences and consumer loans to its officers, directors and employees.  Loans are made in the ordinary course of business and are also made on substantially the same terms and conditions, other than a 1% discount for employees on the interest rate paid while the person remains an employee, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Compensation of Directors

          Board Fees.  For the year ended October 31, 2004, each director was paid an annual retainer of $5,000 paid in twelve monthly installments.  The Chairman of the Board and the Secretary received an additional retainer of $33,454 and $15,399, respectively.  Directors received $50 per committee meeting attended and committee chairpersons received an additional $500 per year.  The total fees paid to the directors for the year ended October 31, 2004 were approximately $68,000.  Committee members who are also full-time Company or Bank employees do not receive compensation as committee members.

Executive Compensation

          Summary Compensation Table.  The following table sets forth the compensation awarded to or earned by Frank S. DePaolo, former president of the Company and the Bank, for the last three fiscal years.  No other officer received an aggregate salary and bonus in excess of $100,000 during the reporting period.

		Annual Compensation

Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation(2)

Frank S. DePaolo, President(1)	2004	$123,837	$9,370	$17,826
	2003	116,568	8,490	5,828
	2002	113,047	4,950	5,668

(1)	Mr. DePaolo resigned from his office as president and chief executive officer of the Bank and the Company in February 2005. A new president was appointed subsequent thereto.
(2)
Consists of Bank’s contribution under 401(k) Plan.  For 2004, also includes 1,036 shares of Common Stock allocated to Mr. DePaolo under the ESOP for fiscal 2004 based on the last reported sales price of the Common Stock on October 31, 2004.

          Executive Life Insurance Program.  The Bank has implemented a life insurance program for former President DePaolo and Executive Vice President Sidebotham.  Such plan provides for a death benefit of 250% of salary up to a maximum benefit of $400,000.  Such benefit remains in effect following termination of employment with not less than three years of service.

Incentive Retirement Plan

          The Bank implemented an incentive compensation plan, effective January 1, 2004, to reward key management and the Board of Directors for achieving strategic goals of the Bank.  Under such plan, the future value of units awarded to plan participants will be based upon the accumulation of future retained earnings of the Bank, on an unconsolidated basis, above the level of the Bank’s retained earnings at January 1, 2004. As of the date of such award on January 1, 2004, such units had no value.  The aggregate future value of such units will equal up to 10% of the accumulated future retained earnings of the Bank.  Expenses accrued for the increases in the future value of units awarded will reduce the Bank’s future earnings.  There are no specific performance targets set under the plan at this time.

          The units were awarded to the executive officers and directors of the Bank as of January 1, 2004 in proportion to the 2003 compensation paid to such persons.  Sixty percent of such units have been awarded to the directors of the Bank and 40% of such units have been awarded to the executive officers, including approximately 24% of such aggregate units to former president of the Bank, Frank S. DePaolo.  Such units are earned and non-forfeitable after participants have completed not less than three years of service (including prior service) with the Bank.  Distributions of benefits under the plan will be made following retirement, termination of service, death or a change in control of the Bank.  The benefit paid to a plan participant will be the accumulated value of his or her units calculated based upon the growth in the Bank’s reported retained earnings between January 1, 2004 and the time of distribution of the benefit to a plan participant.  Payments are forfeited if the participant violates a non-compete agreement with the Bank, if any.  The future value of such units awarded and the annual expense of the plan is based upon the future earnings of the Bank and increases in the Bank’s future retained earnings on an unconsolidated basis.

Equity Compensation Plan Information

          As of October 31, 2004, the Company had no compensation plans under which equity securities of the Company are authorized for issuance.

EQUITY COMPENSATION PLAN INFORMATION

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by shareholders	N/A	N/A	N/A
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
TOTAL	N/A	N/A	N/A

PROPOSAL II - APPROVAL OF THE SE FINANCIAL CORP.
2005 STOCK OPTION PLAN

          General.  The Board of Directors has adopted the SE Financial Corp.  2005 Stock Option Plan (the “Option Plan”), subject to approval by the Company’s stockholders.  Pursuant to the Option Plan, up to 257,887 shares of the Common Stock, are to be reserved from the Company’s authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to directors, officers, employees, and directors emeritus from time to time (“Options”).  The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain directors, officers, employees and directors emeritus to promote the success of the business of the Company and its subsidiaries.  The Option Plan, which will become effective upon the date of stockholder approval (“Effective Date”), has a term of ten years, after which time no awards may be made.  The following summary of the material features of the Option Plan is qualified in its entirety by reference to the complete provisions of the Option Plan which is attached hereto as Appendix C.

          The Option Plan will be administered by the Board of Directors (the “Option Committee”).  The Option Committee may select the individuals to whom options are to be granted and the number of Options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Company’s financial performance and a comparison of awards given by other institutions that have converted from mutual to stock form.  A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

          Directors, officers, employees and directors emeritus who are designated by the Option Committee will be eligible to receive, at no cost to them, Options under the Option Plan (the “Optionees”).  Each Option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve.  It is anticipated that Options granted under the Option Plan will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422).  Option shares may be paid for in cash, shares of the Common Stock, or a combination of both.  Common Stock used in full or partial payment of the exercise price must have been owned by the person exercising such Option not less than six months prior to the date of exercise.  The Company will receive no monetary consideration for the granting of stock options under the Option Plan.  Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

          Shares issuable under the Option Plan may be authorized but unissued shares, treasury shares or shares purchased in the open market.  An Option that expires, becomes unexercisable or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan.  No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution.  The Option Plan shall continue in effect for a term of ten years from the Effective Date.

          Stock Options.  The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options.  Generally, except as may otherwise be determined by the Option Committee at the time of the award, an Incentive Stock Option may only be exercised while the Optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option).  In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee’s disability or death.  The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee’s termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such Options.

          The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the “Fair Market Value” of the Common Stock covered by the Option on the date of grant of such Option.  For purposes of determining the Fair Market Value of the Common Stock, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the exercise price per share of the Option shall be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on that date, then on the immediately prior business day on which there was a bid and ask price.  If no such bid and ask price is available, then the exercise price per share shall be determined in good faith by the Option Committee.  If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted.  No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person.  The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder that are not inconsistent with the terms of the Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an Incentive Stock Option.

          No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee.  Upon the exercise of an Option by an Optionee (or the Optionee’s personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock.  Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option.  Such cash payment shall be in exchange for the cancellation of such Option.  Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the Securities Exchange Act of 1934 (“Exchange Act”) or any related regulations promulgated thereunder.

          The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding Option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit that could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee’s benefits under the Option without the Optionee’s consent, except as otherwise provided under the Option Plan.

          Awards Under the Option Plan.  The Board or the Option Committee shall from time to time determine the directors, officers, employees and directors emeritus who shall be granted Options under the Option Plan, the number of Options to be granted to any individual, and whether the Options granted will be Incentive Stock Options and/or Non-Incentive Stock Options.  In selecting Optionees and in determining the number of Options to be granted, the Board or the Option Committee may consider the nature of the services rendered by each such individual, each individual’s current and potential contribution to the Company and such other factors as may be deemed relevant.  Optionees may, if otherwise eligible, be granted additional Options.  In no event shall Common Stock subject to Options granted to non-employee directors in the aggregate under the Option Plan exceed 32% of the total number of shares reserved under the Option Plan, and no more than 5% of the available shares of Common Stock may be awarded to any individual non-employee director.  In no event, shall Common Stock subject to Options granted to any employee exceed 26% of the total number of the available shares of Common Stock.

          Pursuant to the terms of the Option Plan, Non-Incentive Stock Options to purchase shares of Common Stock as detailed below will be granted to each non-employee director of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant.  Options may be granted to newly appointed or elected non-employee directors within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant.  All outstanding Options become immediately exercisable in the event of a change in control (as defined in the Option Plan) of the Company or the Bank.

          The table below presents information related to stock option awards anticipated to be awarded upon stockholder approval of the Option Plan.  No Options are expected to be awarded to any associates of directors, nominees or executive officers.  No other person is expected to receive 5% or more of the Options authorized under the Option Plan.

NEW PLAN BENEFITS
STOCK OPTION PLAN

Name and Position	Dollar Value(1)	Number of Options to be Granted

Pamela M. Cyr, President and Chief Executive Officer	N/A	30,000	(2)
J. Christopher Jacobsen, Chief Operating Officer	N/A	30,000	(2)
Charles Frederick Miller, Chief Lending Officer	N/A	30,000	(2)
Marcy C. Panzer, Chairman	N/A	65,000	(3)
Gilbert Barsky, Director	N/A	10,000	(4)
Samuel Barsky, Director	N/A	10,000	(4)(5)
Andrew A. Hines, Director	N/A	10,000	(4)(5)
Megan L. Mahoney, Director	N/A	10,000	(4)
J. William Parker, Jr., Director	N/A	10,000	(4)
Nicholas M. Renzi, Director	N/A	10,000	(4)
William F. Saldutti, III, Director	N/A	10,000	(4)(5)
Susanne Spinell Shuster, Director	N/A	10,000	(4)
Executive Officer Group (4 persons)	N/A	155,000
Non-executive Director Group (8 persons)	N/A	80,000	(4)
Non-executive Officer Employee Group (5 persons)	N/A	5,000	(6)

(1)
The exercise price of such Options shall be equal to the fair market value of the Common Stock on the date of stockholder approval of the Option Plan.  The exact dollar value of the Options will equal the difference between the exercise price of such Options and the market price of the Common Stock on the date of exercise of an Option.  Accordingly, the exact dollar value is not presently determinable.

(2)
Options awarded to Officers Cyr, Jacobsen and Miller shall be incentive stock options and shall be first vested at the rate of 6,000 options on the date of grant, and 6,000 options for each of the next four anniversaries of the date of grant. Such options shall be exercisable during periods of continued service as an employee, director or director emeritus.  Such awards shall be 100% vested in the event of death, disability, or upon a change in control of the Company or the Bank.  Such Options shall continue to be exercisable for ten years  during continued service as an employee, director or director emeritus.

(3)
Options awarded to Chairman Panzer shall be first vested at the rate of 38,300 options on the date of grant  (including 8,300 incentive stock options) and 26,700 options (including 8,300 incentive stock options) one year thereafter.  Such options shall remain exercisable for up to ten years during periods of continued service as an employee, director or director emeritus.  Such award shall be 100% vested and exercisable in the event of death, disability, or upon a change in control of the Company or the Bank.  Incentive stock options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.

(4)
Options awarded to such directors shall be vested at the rate of 6,000 options as of the date of grant, and 4,000 options one year thereafter.  Such options  shall remain vested and exercisable for ten years during continued service as a director or director emeritus.  Upon disability, death, or a change in control of the Company or the Bank, such awards shall be 100% vested and exercisable.  Options are exercisable for one year after termination of service, absent death, disability or a change in control.

(5)	Nominee for re-election as a director of the Company.
(6)
Options awarded to non-executive officers shall be incentive stock options and shall be first vested and exercisable at the rate of 500 options on the date of grant and 500 options shall vest one year thereafter during periods of continued service as an employee.  Such awards shall be 100% exercisable in the event of death, disability, or upon a change in control of the Company or the Bank.

          Effect of Mergers, Change of Control and Other Adjustments.  Subject to any action required by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company.  Subject to any action required by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event (including a special or non-recurring dividend that has the effect of a return of capital distribution to stockholders), the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to Options, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable.  However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

          The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the Option Plan.  In the case of a Change in Control of the Bank or the Company as determined by the Option Committee, all outstanding Options shall become immediately exercisable.  A Change in Control is defined to include (i) the sale of all, or a material portion, of the assets of the Company or the Bank; (ii) the merger or recapitalization of the Bank or the Company whereby the Bank or the Company is not the surviving entity; (iii) a change in control of the Bank or the Company as otherwise defined or determined by the OTS or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Exchange Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group.  This limitation shall not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements set forth under Section 574.3(c)(1)(vii) of OTS Regulations (12 C.F.R.  §574.3(c)(1)(vii)).

          In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control: (i) provide that such Options shall be assumed, or equivalent Options shall be substituted, (“Substitute Options”) by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, (“1933 Act”) or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act (collectively, “Registered Securities”), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the “Merger Price”) for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

          The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options.  The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger institution, and to permit the issuance of Options to new management following such extraordinary corporate action.  However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company’s Common Stock, and to possibly decrease the number of Options available to new management of the Company.

          Although the Option Plan may have an anti-takeover effect, the Company’s Board of Directors did not adopt the Option Plan specifically for anti-takeover purposes.  The Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company’s Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power.  Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions.  In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

          In the event that the Bank may in the future be deemed to have become critically undercapitalized (as defined at 12 C.F.R.  §_565.4), become subject to enforcement action by the OTS, or receives a capital directive under 12 C.F.R.  §_565.7, then all Options awarded to executive officers or directors of the Company or its subsidiaries must be exercised or forfeited.

          Amendment and Termination of the Option Plan.  The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

          The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Options as permitted by the Option Plan, however, the Board has determined that the implementation of such plan provisions is in the best interests of the stockholders of the Company, as well as the officers, directors and employees of the Company.

          Possible Dilutive Effects of the Option Plan.  The Common Stock to be issued upon the exercise of Options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market.  Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted.  If upon the exercise of all of the Options, the Company delivers newly issued shares of

Common Stock (i.e., 257,887 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 9.1%.  The Company can avoid dilution resulting from awards under the Option Plan by delivering shares repurchased in the open market upon the exercise of Options.

          Federal Income Tax Consequences.  Under present federal tax laws, awards under the Option Plan will have the following consequences:

1.	The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

2.
The exercise of an Option which is an “Incentive Stock Option” within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise.  However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee.  An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later.  Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

3.
The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

4.	The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

5.
In accordance with Section 162(m) of the Code, the Company’s tax deductions for compensation paid to the most highly paid executives named in the Company’s Proxy Statement may be limited to no more than $1 million per year, excluding certain “performance-based” compensation.  The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the amount of the Company’s deduction for compensation related to the exercise of Options would not be limited by Section 162(m) of the Code.

          Stockholder Approval.  Shareholder approval of the Option Plan is being sought (i) in order to qualify the Option Plan for the granting of Incentive Stock Options in accordance with the Code, (ii) to enable Optionees to qualify for certain exempt transactions related to the short-swing profit recapture provisions of Section 16(b) of the Exchange Act, and (iii) to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE OPTION PLAN.

PROPOSAL III - APPROVAL OF THE ST. EDMOND’S FEDERAL SAVINGS BANK
2005 RESTRICTED STOCK PLAN

          General.  The Board of Directors has adopted the St. Edmond’s Federal Savings Bank 2005 Restricted Stock Plan (the “Restricted Stock Plan”) as a method of providing directors, officers, directors emeritus and employees of the Company or its subsidiaries with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Company or its subsidiaries.  The Bank will contribute sufficient funds to the Restricted Stock Plan to purchase Common Stock representing up to 103,155 shares of Common Stock.  The Restricted Stock Plan may purchase such shares in the open market or from the Company from authorized but unissued shares of Common Stock or treasury shares.  All of the Common Stock to be purchased by the Restricted Stock Plan will be purchased at the Fair Market Value of such stock on the date of purchase.  Awards under the Restricted Stock Plan will be made in recognition of expected future services to the Company or its subsidiaries by its directors, directors emeritus, officers and employees responsible for implementation of the policies adopted by the Board of Directors and as a means of providing a further retention incentive.  The following is a summary of the material features of the Restricted Stock Plan which is qualified in its entirety by reference to the complete provisions of the Restricted Stock Plan which is attached hereto as Appendix D.

          Awards Under the Restricted Stock Plan.  Benefits under the Restricted Stock Plan (“Plan Share Awards”) may be granted at the sole discretion of the Board of Directors of the Bank (the “Restricted Stock Plan Committee”).  The Restricted Stock Plan is managed by trustees (the “Restricted Stock Plan Trustees”) who are non-employee directors and who have the responsibility to invest all funds contributed by the Company to the trust created for the Restricted Stock Plan (the “Restricted Stock Plan Trust”).  Unless the terms of the Restricted Stock Plan or the Restricted Stock Plan Committee specifies otherwise, awards under the Restricted Stock Plan will be in the form of restricted stock deliverable and payable as the Plan Share Awards are earned and non-forfeitable.   A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned and non-forfeitable.  Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date the Plan Share Awards are earned and non-forfeitable.  Any shares held by the Restricted Stock Plan Trust which are not yet earned shall be voted by the Restricted Stock Plan Trustees, as directed by the Restricted Stock Plan Committee.  If a recipient of such restricted stock terminates employment or service for reasons other than death, disability or a Change in Control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction.  If the recipient’s termination of employment or service is caused by death, disability or a Change in Control of the Company or the Bank, all restrictions expire and all shares allocated shall become unrestricted.  The Board of Directors can terminate the Restricted Stock Plan at any time, and if it does so, any shares not allocated will revert to the Company.

          Plan Share Awards under the Restricted Stock Plan will be determined by the Restricted Stock Plan Committee.  In no event shall any individual receive Plan Share Awards in excess of 30% of the aggregate Common Stock authorized under the Restricted Stock Plan (“Plan Share Reserve”).  Plan Share Awards may be granted to newly elected or appointed non-employee directors subsequent to the effective date of the Restricted Stock Plan, provided that the Plan Share Awards made to non-employee directors shall not exceed 40% of the Plan Share Reserve in the aggregate or 5% of the total Plan Share Reserve to any individual non-employee director.

          The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Restricted Stock Plan, resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

          The following table presents information related to the anticipated award of Common Stock under the Restricted Stock Plan as authorized pursuant to the terms of the Restricted Stock Plan or the anticipated actions of the Restricted Stock Plan Committee.  No Plan Share Awards are expected to be granted to any associates of executive officers, directors or nominees.  No other person is expected to receive 5% or more of the Plan Share Awards authorized under the Restricted Stock Plan.

NEW PLAN BENEFITS
RESTRICTED STOCK PLAN

Name and Position	Dollar Value($)(1)	Number of Shares to be Granted(2)

Pamela M. Cyr, President and Chief Executive Officer	$138,600	12,000	(2)
J. Christopher Jacobsen, Chief Operating Officer	138,600	12,000	(2)
Charles Frederick Miller, Chief Lending Officer	138,600	12,000	(2)
Marcy C. Panzer, Chairman	311,850	27,000	(3)
Gilbert Barsky, Director	57,750	5,000	(4)
Samuel Barsky, Director	57,750	5,000	(4)(5)
Andrew A. Hines, Director	57,750	5,000	(4)(5)
Megan L. Mahoney, Director	57,750	5,000	(4)
J. William Parker, Jr., Director	57,750	5,000	(4)
Nicholas M. Renzi, Director	57,750	5,000	(4)
William F. Saldutti, III, Director	57,750	5,000	(4)(5)
Susanne Spinell Shuster, Director	57,750	5,000	(4)
Executive Officer Group (4 persons)	727,650	63,000
Non-executive Director group (8 persons)	462,000	40,000

(1)
These values are based on the last reported sales price of the Common Stock on April 22, 2005, which was $11.55 per share.  The exact dollar value of the Common Stock granted will equal the market price of the Common Stock on the date of vesting of such awards.

(2)
Plan Share Awards to Officers Cyr, Jacobsen and Miller shall be earned at the rate of 1,000 shares on October 31, 2005, 2,000 shares on October 31, 2006, and 3,000 shares on October 31st of each of the following three years.  Such awards shall become immediately 100% vested upon death or disability or a Change in Control of the Company or the Bank (as defined in the Plan).  Plan Share Awards shall continue to vest during periods of service as an employee, director or director emeritus.

(3)	Plan Share Awards to Chairman Panzer shall be earned at the rate of 5,000 shares on each of as of October 31, 2005, 2006 and 2007, and 6,000 shares on each of October 31, 2008 and 2009.
(4)	Plan Share Awards to such directors vest at the rate of 1,000 shares on each of October 31, 2005, 2006 and 2007, and 2,000 shares on October 31, 2008.
(5)	Nominee for re-election as a director of the Company.

          Amendment and Termination of the Restricted Stock Plan.  The Board may amend or terminate the Restricted Stock Plan at any time.  However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the Restricted Stock Plan (except for adjustments in the Common Stock of the Company), materially increase the benefits accruing to Participants under the Restricted Stock Plan or materially modify the requirements for eligibility for participation in the Restricted

Stock Plan, unless such action of the Board shall be subject to approval by the stockholders of the Company.

          The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Plan Share Awards as permitted by the Restricted Stock Plan, however, the Board has determined that the implementation of such plan provisions is in the best interests of the stockholders of the Company, as well as the directors, officers and employees of the Company.

          Possible Dilutive Effects of the Restricted Stock Plan.  It is the Company’s present intention to fund the Restricted Stock Plan through open-market purchases of Common Stock, which will cause no dilutive effect.  The Restricted Stock Plan provides, however, that Common Stock to be awarded may be acquired by the Restricted Stock Plan through open-market purchases or from authorized but unissued shares of Common Stock of the Company.  In that stockholders do not have preemptive rights, to the extent that the Company utilizes authorized but unissued shares to fund Plan Share Awards, the interests of current stockholders may be diluted.  If all Plan Share Awards (i.e., 103,155 shares of Common Stock) are funded with newly issued shares, the dilutive effect to existing stockholders would be approximately 3.8%.

          Federal Income Tax Consequences.  Common Stock awarded under the Restricted Stock Plan is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting.  Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the Fair Market Value of such award.  Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award.  The Company will be allowed a tax deduction for federal tax purposes a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income.  A recipient of a Plan Share Award may elect to have a portion of such award withheld by the Restricted Stock Plan Trust in order to meet any necessary tax withholding obligations.

          Stockholder Approval.  The Company is submitting the Restricted Stock Plan to stockholders for approval to enable recipients of Plan Share Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RESTRICTED STOCK PLAN.

PROPOSAL IV - RATIFICATION OF APPOINTMENT OF AUDITORS

          The Audit Committee of Board of Directors of the Company has appointed S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending October 31, 2005.  This appointment is being submitted to the Company’s stockholders for ratification.  S.R. Snodgrass was the Company’s independent auditor for the fiscal year ended October 31, 2004.  A representative of S.R. Snodgrass is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

          Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the

Meeting.  The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of S.R. Snodgrass as the Company’s auditors for the 2005 fiscal year.

STOCKHOLDER PROPOSALS

          In order to be considered for inclusion in the Company’s proxy materials for the annual meeting of stockholders for the fiscal year ending October 31, 2005, all stockholder proposals must be received at the Company’s executive office at 1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania 19148 a reasonable amount of time before the Company begins to print and mail its proxy materials for such meeting.  Stockholder proposals must meet other applicable criteria as set forth in the Company’s bylaws in order to be considered for inclusion in the Company’s proxy materials.

          Under the Company’s Articles of Incorporation, stockholder proposals that are not included in the Company’s proxy statement for the fiscal year ending October 31, 2005, will only be considered at the annual meeting to be held in 2006 if the stockholder submits notice of the proposal to the Company at the above address a reasonable amount of time before the Company begins to print and mail its proxy materials for such meeting.  Stockholder proposals must meet other applicable criteria as set forth in the Company’s bylaws in order to be considered at the 2006 annual meeting.

OTHER MATTERS

          The Board of Directors is not aware of any other matters to come before the Meeting.  However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

FORM 10-KSB

          A copy of the Company’s annual report on Form 10-KSB for the fiscal year ended October 31, 2004 without exhibits will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, SE Financial Corp., 1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania 19148.

;	BY ORDER OF THE BOARD OF DIRECTORS
SE Financial Corp.

/s/ Samuel Barsky

Samuel Barsky
Secretary

APPENDIX A

SE FINANCIAL CORP.
ST. EDMOND’S FEDERAL SAVINGS BANK

AUDIT COMMITTEE CHARTER

Organization.  The Audit Committee of SE Financial Corp. and St. Edmond’s FSB is a standing committee of the Board of Directors. The Committee shall consist of not less than three members of the Board.  The members shall be elected annually by the Board, with one member designated by the Board to be the Chair.  Committee members will be independent of management and free from material business relationships that might interfere with the exercise of independent judgment as Committee members.  They will satisfy such other requirements, including financial literacy, as may be specified by regulatory authorities.

The Committee shall meet at least four times annually and may, in its discretion, delegate specific responsibilities to a subcommittee comprising one or more members of the Committee.

Statement of Policy.  The Audit Committee will have oversight responsibilities involving:

•	The integrity of the Company’s financial statements and financial reporting process.

•	The independence of the Company’s internal auditors and the performance of the independent audit.

•	The adequacy of the Company’s accounting processes and financial controls.

•	Compliance with applicable laws and the Company’s policy on business ethics and conduct.

It is the responsibility of the Committee to maintain free and open means of communication among the directors, the independent auditors, the internal auditors and the management of the Company.  The Committee will report to the Board all significant issues discussed by the Committee and all recommendations that are to be acted upon by the full Board.  The Committee shall have the resources and authority necessary to discharge its responsibilities, including the authority to retain independent counsel and other experts or consultants.

Responsibilities.  Specific responsibilities of the Audit Committee include:

1.
To select the independent auditors for the annual audit of the Company, evaluate the independence and performance of the independent auditors, and if deemed appropriate, recommend that the independent auditors be replaced.  Because the independent auditors are ultimately accountable to the Audit Committee, the selection of the independent auditors shall be the responsibility of the Audit Committee and shall be ratified by Board of Directors and by the stockholders at the annual meeting.

2.	To review and approve the services to be provided by the independent auditors for the coming year, including the scope of the annual audit of the Company’s financial statements.

3.	To meet separately with the independent auditors, with and without management present, to discuss the results of their

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audits and examination, management’s responses and other matters the Committee or the independent auditors wish to discuss, and to review with the independent auditors the matters required to be discussed under generally accepted auditing standards relating to the conduct of the audit.

4.
To review with senior management and the independent auditors, the adequacy and effectiveness of the Company’s accounting and financial controls and processes to monitor and manage business and financial risk and legal and ethical compliance.

5.
To review with management and the independent auditors significant changes proposed for the accounting policies of the Company, accounting, tax or financial reporting proposals that have or may have a material effect on the Company’s financial situation and/or financial reports, the reasonableness of significant assumptions, accounting judgments or estimates utilized by the Company in connection with its financial statements, and a description of any transactions as to which management obtained advice from the independent auditor on the application of certain accounting principles.

6.	To review and discuss with management and the independent auditors the Company’s audited financial statements.

7.	To review and approve the audit plan and budget of the Company’s external and internal audit function.

8.	To review and reassess the adequacy of this charter annually and to recommend any proposed changes to the Board for approval.

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APPENDIX B

SE FINANCIAL CORP.
NOMINATING COMMITTEE CHARTER

Purpose:

          Acting pursuant to Section 4.11 of Article IV of the Bylaws of SE Financial Corp. (the “Company”), the Board of Directors has established a Nominating Committee  the purpose of which is to identify and recommend to the Board qualified nominees for election or appointment to the Company’s Board of Directors.

Committee Membership:

          The Committee will consist of all of the  members of the Board of Directors.

Nomination/Appointment Policy:

          The Committee believes that it is in the best interest of the Company and its stockholders to have highly-qualified persons serving as members of the Board of Directors.  The Committee will identify nominees with excellent decision-making ability, business experience, personal integrity and reputation who are knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

          Nominees must meet the director qualification requirements set forth presently in Article IV, Sections 4.1 and 4.15 to 4.17 of the Company’s Bylaws, and which require that (i) directors of the Company must, at all times, reside within 50 miles of the home office or a branch office location of the Company’s wholly-owned subsidiary, St. Edmond’s Federal Savings Bank; (ii) directors of the Company must hold at least 500 shares of the Company’s common stock; (iii) directors may not serve as a management official of another depository institution or depository holding company as those terms are defined by the regulations of the Office of Thrift Supervision; and (iv) directors must be persons of good character and integrity and must also have been nominated by persons of good character and integrity.  The good character and integrity requirement is presently embodied in Article IV, Section 4.17 of the Bylaws, and states that a person is not eligible to serve as director if he or she:  (1) is under indictment for, or has ever been convicted of, a criminal offense, involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; (2) is a person against whom a federal or state bank regulatory agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal; 3) has been found either by any federal or state regulatory agency whose decision is final and not subject to appeal, or by a court to have (a) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency; or (b) breached a fiduciary duty involving personal profit; or (4) has been nominated by a person who would be disqualified from serving as a director under Section 4.17 (1), (2) or (3).

           The Committee’s process for identifying and evaluating potential nominees may include soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, St. Edmond’s Federal Savings Bank.  Additionally, the Committee may consider persons recommended by stockholders of the Company in selecting individuals for consideration as the Board’s nominees.  The Committee will evaluate all persons recommended in the same manner.

          In order to be considered by the Committee, recommendations from stockholders must be received by the Company in writing at least 120 days before the date on which the proxy statement for the prior year’s annual meeting was first distributed to stockholders.  Recommendations must identify:

          (i)          the submitting stockholder, providing a statement of compliance with the director qualification requirements of the Company’s Bylaws and further identifying information, including, but not limited to, name, address, telephone number, number of shares held, date or dates of acquisition, any other relationship to or with the Company or the Bank, a statement of affiliation or relationship to or with the person recommended for consideration, a statement of affiliation or relationship to or with any other financial or depository institution or depository holding company other than an arm’s length commercial services relationship, and such other information as the Committee may specify or request;

          (ii)          the person recommended for consideration, providing a statement of compliance with the director qualification requirements of the Company’s Bylaws and further identifying information, including, but not limited to, name, address, telephone number, number of shares held, date or dates of acquisition, any other relationship to or with the Company or the Bank, a statement of affiliation or relationship to or with the person recommending the person for consideration, a statement of affiliation or relationship to or with any other financial or depository institution or depository holding company other than an arm’s length commercial services relationship, and such other information as the Committee may specify or request; and

          (iii)          the reasons the submitting stockholder believes such person should be considered.

Responsibilities:

          The responsibilities of the Nominating Committee shall include, but not be limited to,:

1.	Identifying, interviewing and, if the Board directs, recruiting individuals for selection as Board nominees for election as directors.

2.
Presenting to the Board annually, in preparation for the annual meeting, a list of individuals recommended for selection by the Board as the Board’s nominees for election at the annual meeting of stockholders.

3.	Reviewing regularly and, to the extent required or recommended on the advice of counsel, making recommendations about changes to the charter of the Nominating Committee.

4.	Any other duties or responsibilities expressly delegated from time to time.

Meetings and Reports:

          The Committee will meet at least once annually to evaluate and make a recommendation to the Board of individuals for selection as the Board’s nominees for election at the annual meeting of stockholders.  Additional meetings may occur as the Committee or its chair deems advisable.  The Committee shall keep regular minutes of its meetings and shall cause the minutes to be recorded in minute books kept for that purpose in the office of the Company.

Resources and Authority:

          The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority, in its sole discretion, to select, retain, terminate and approve the fees and other retention terms of special counsel and other experts or consultants (including, but not limited to, search firms used to identify prospective director nominees), as it deems appropriate.

Publication of Charter:

          Pursuant to the rules of the SEC, a copy of this charter shall be included as an appendix to the proxy statement at least once every three fiscal years.

APPENDIX C

SE FINANCIAL CORP.
2005 STOCK OPTION PLAN

          1.          Purpose of the Plan.  The Plan shall be known as the SE Financial Corp.  (“Company”) 2005 Stock Option Plan (the “Plan”).  The purpose of the Plan is to attract and retain qualified persons for positions of substantial responsibility in and to the Company and to provide additional incentive to officers, directors, employees and directors emeritus providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business.  The Plan is intended to provide for the grant of “Incentive Stock Options”, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and Non-Incentive Stock Options, options that do not so qualify.  The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

          2.          Definitions.   The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below.  Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

                       “Award” means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

                       “Bank” shall mean St. Edmond’s Federal Savings Bank, or any successor corporation to it.

                       “Board” shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

                       “Change in Control” shall mean:  (i) the sale of all, or a material portion, of the assets of the Company or its Subsidiaries; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as now in effect and as they may hereafter be amended) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group.  This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. Section 574.3(c)(1)(vii) as now in effect or as may hereafter be amended.  The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                       “Code” shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                       “Committee” shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

                       “Common Stock” shall mean common stock of the Company, or any successor thereto or parent corporation thereof.

                       “Company” shall mean SE Financial Corp., the parent corporation of the Bank, or any successor or Parent thereof.

                       “Continuous Employment” or “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company.  Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

                       “Director” shall mean a member of the Board of the Company, or any successor thereto or parent corporation thereof.

                       “Director Emeritus” shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Bank or the Company from time to time.

                       “Disability” means (a) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or the Parent in his then current capacity as determined by the Committee.

                       “Effective Date” shall mean the date of approval of the Plan by the stockholders of the Company.

                       “Employee” shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

                       “Fair Market Value” shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price.  If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, including the Nasdaq National Market,  then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith.

                       “Incentive Stock Option” or “ISO” shall mean an option to purchase Shares granted by the Committee pursuant to Section 8, and subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

                       “Non-Incentive Stock Option” or “Non-ISO” shall mean an option to purchase Shares granted by the Committee pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                       “Option” shall mean an Incentive Stock Option or Non-Incentive Stock Option (subject to specification as the context requires) granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                       “Optioned Stock” shall mean stock subject to an Option granted pursuant to the Plan.

                       “Optionee” shall mean any person who receives an Option or Award pursuant to the Plan.

                       “Parent” shall mean any present or future corporation which would be a “parent corporation” of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

                       “Participant” means any Director, Director Emeritus, officer or Employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                       “Plan” shall mean the SE Financial Corp. 2005 Stock Option Plan.

                       “Share” shall mean one share of the Common Stock.

                       “Subsidiary” shall mean any present or future corporation which constitutes a “subsidiary corporation” of the Company as defined in Sections 424(f) and (g) of the Code, including the Bank.

          3.          Shares Subject to the Plan.  Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 257,887 Shares.  Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes.  If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

          4.          Six Month Holding Period.  Subject to vesting requirements, if applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

          5.          Administration of the Plan.

                       (a)          Composition of the Committee.  The Plan shall be administered by the Board of Directors of the Company.

                       (b)          Powers of the Committee.  The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time.  A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.  In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                                      The Chairman of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants.  Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

                       (c)          Effect of Committee’s Decision.  All decisions, determinations and interpretations made by the Committee shall be final and conclusive on all persons affected thereby.

          6.          Eligibility for Awards and Limitations.

                       (a)          The Committee shall from time to time determine the Participants who shall be granted Awards under the Plan, the number of Awards to be granted to each such Participant, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options.  In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant’s current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant.  Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                       (b)          The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000.  Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                       (c)          In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 32% of the total number of Shares authorized for delivery under this Plan pursuant to Section 3 herein or more than 5% to any individual non-employee Director.  In no event shall Shares subject to Options granted to any Employee exceed more than 26% of the total number of Shares authorized for delivery under the Plan.

          7.          Term of the Plan.  The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof.  No Option shall be granted under the Plan after ten (10) years from the Effective Date.

          8.          Terms and Conditions of Incentive Stock Options.  Incentive Stock Options may be granted only to Participants who are Employees.  Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve.  Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                       (a)          Option Price.

                                      (i)          The price per Share at which each Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                                      (ii)         In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

                       (b)          Payment.  Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock.  Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise.  The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law.  No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

                       (c)          Term of Incentive Stock Option.  The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

                       (d)          Exercise Generally.  Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option.  The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option.  Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% as of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

                       (e)          Cashless Exercise.  Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the “cashless exercise” of the Option.  Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes.  If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.  The Option shall not be deemed exercised until the Company has received full payment for the exercise price of such Option.

                       (f)          Transferability.  An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee’s lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          9.          Terms and Conditions of Non-Incentive Stock Options.  Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve.  Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                       (a)          Options Granted to Directors.  Subject to the limitations of Section 6(c), Non-Incentive Stock Options to purchase 10,000 shares of Common Stock will be granted to each Director who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant.  The Options will be first exercisable at the rate of 6,000 Options as of the Effective Date and 4,000 Options one year thereafter. Upon the death or Disability of the Director or Director Emeritus, such Option shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus.  Upon the retirement or termination of service of a Director or Director Emeritus, absent death or Disability, such options shall remain exercisable for a period of one year from such date of termination of service.  In the event of the Optionee’s death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution.  Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee.  The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted.  Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

                       (b)          Option Price.  The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

                       (c)          Payment.  Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise.  The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law.  No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

                       (d)          Term.  The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date  each such Non-Incentive Stock Option is granted.

                       (e)          Exercise Generally.  The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan.  Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

                       (f)          Cashless Exercise.  Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the “cashless exercise” of the Option.  Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes.  If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.  Such Option shall not be deemed exercised until the Company has received full payment for the exercise price of such Option.

                       (g)          Transferability.  Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee’s lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          10.        Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

                       (a)          Termination of Employment.  In the event that any Optionee’s employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee’s Incentive Stock Options not exercised, and all of any such Optionee’s rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii):  (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee’s continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option.  In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

                       (b)          Disability.  In the event that any Optionee’s employment with the Company shall terminate as the result of the Disability of such Optionee, such  Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                       (c)          Death.  In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee’s rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee’s estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent  that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death.  For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time.  At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof.  If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

                       (d)          Incentive Stock Options Deemed Exercisable.  For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

                       (e)          Termination of Incentive Stock Options.  Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

          11.        Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options.  The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee’s employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the award.

          12.        Withholding Tax.  The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options any taxes required by law to be withheld with respect to such cash payments.  Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

          13.        Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

                       (a)          Adjustment.  Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

                       (b)          Change in Control.   All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company or the Bank.  In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                                      (i)          provide that such Options shall be assumed, or equivalent options shall be substituted, (“Substitute Options”) by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, (1933 Act”) or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, “Registered Securities”), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon the exercise of the Substitute Options a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                                      (ii)         in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the “Merger Price”) for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

                       (c)          Extraordinary Corporate Action.  Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                                      (i)          Appropriately adjust the number of Shares of Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                                      (ii)         cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                                      (iii)        make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

                       (d)          Acceleration.  The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

                       (e)          Non-recurring Dividends.  Notwithstanding anything herein to the contrary, upon the payment of a special or non-recurring dividend that has the effect of a return of capital distribution to the stockholders, the Company shall, within the discretion of the Committee, either:

                                      (i)          Adjust the Option exercise price per share in a proportionate and equitable manner to reflect the payment of such capital distribution, or

                                      (ii)         make an equivalent payment to each Participant holding an outstanding Option as of the dividend record date of such dividend.  Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per Optioned Stock as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Committee’s discretion, may make such payment in a cash amount per Optioned Stock equal in fair market value to the fair market value of the non-cash dividend or distribution; or

                                      (iii)        take the action described in Section 13(e)(i) with respect to certain outstanding Options and the action described in Section 13(e)(ii) with respect to the remaining outstanding Options.

                       Except as expressly provided in Sections 13(a) and 13(b), no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

          14.        Time of Granting Options.  The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option.  Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

          15.        Effective Date.  The Plan shall become effective upon the date of approval of the Plan by the stockholders of the Company.  The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder approval of the Plan.

          16.        Approval by Stockholders.  The Plan shall be approved by a majority vote of the shares of Common Stock of the Company represent and entitled to vote at a meeting of stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

          17.        Modification of Options.  At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee’s benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

          18.        Amendment and Termination of the Plan.

                       (a)          Action by the Board.  The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be issued under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.  Notwithstanding anything herein to the contrary, in no event shall the Board or the Committee amend the Plan or amend an Award under the Plan which allows the exercise price of any Option granted under the Plan to be reduced after the date of grant, except as otherwise permitted in accordance with Section 13 of the Plan, without stockholder approval of such action.

                       (b)          Change in Applicable Law.  Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule, regulation or policy which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

          19.        Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Option Rights.

                       (a)          Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

                       (b)          The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

                       (c)          As a condition to the exercise of an Option or the delivery of the Shares, the Company may require the person exercising the Option or receiving delivery of the Shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

                       (d)          Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for “cause” as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors or the Committee, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

                       (e)          Upon the exercise of an Option by an Optionee (or the Optionee’s personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock.  Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option.  Such cash payment shall be in exchange for the cancellation of such Option.  Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

                       (f)          In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. Section 565.4), is subject to enforcement action by the Office of Thrift Supervision, or receives a capital directive under 12 C.F.R. Section 565.7, then all Options awarded to executive officers or directors of the Company or its Subsidiaries must be exercised or forfeited.

          20.        Reservation of Shares.  During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

          21.        Unsecured Obligation.  No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan.  No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

          22.        No Employment Rights.  No Director, Employee or other person shall have a right to be selected as a Participant under the Plan.  Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an

Employee, Director, Director Emeritus or in any other capacity with the Company, the Bank or other Subsidiaries.

          23.        Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that federal law shall be deemed to apply.

APPENDIX D

ST. EDMOND’S FEDERAL SAVINGS BANK
2005 RESTRICTED STOCK PLAN AND TRUST AGREEMENT

Article I

ESTABLISHMENT OF THE PLAN AND TRUST

          1.01          St. Edmond’s Federal Savings Bank  (“Bank”) hereby establishes the Restricted Stock Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this Restricted Stock Plan and Trust Agreement (the “Agreement”).

          1.02          The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

Article II

PURPOSE OF THE PLAN

          2.01          The purpose of the Plan is to reward and to retain personnel of experience and ability in key positions of responsibility with the Bank and its subsidiaries, by providing such personnel of the Bank and its subsidiaries with an increased equity interest in the parent corporation of the Bank, SE Financial Corp. (“Parent”), as compensation for their prior and anticipated future professional contributions and service to the Bank and its subsidiaries.

Article III

DEFINITIONS

          The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below.  Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

          “Bank” means St. Edmond’s Federal Savings Bank, a federal stock savings bank.

          “Beneficiary” means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant’s death.  Such person or persons shall be designated in writing by the Participant and addressed to the Bank or the Committee on forms provided for this purpose by the Committee and delivered to the Bank and may be changed from time to time by similar written notice to the Committee.  A Participant’s last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary.  In the absence of such written designation, the Beneficiary shall be the Participant’s surviving spouse, if any, or if none, the Participant’s estate.

          “Board” means the Board of Directors of the Bank, or any successor corporation thereto.

          “Cause” means personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Bank or its Subsidiaries.

          “Change in Control” shall mean:  (i) the sale of all, or a material portion, of the assets of the Parent or the Bank; (ii) the merger or recapitalization of the Parent or the Bank whereby the Parent or the Bank is not the surviving entity; (iii) a change in control of the Parent or the Bank, as otherwise defined or determined by the Office of Thrift Supervision (“OTS”) or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Parent by any person, trust, entity or group.  This limitation shall not apply to the purchase of shares of up to 25% of any class of securities of the Parent by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. Sec.574.3(c)(1)(vi) as now in effect or as may hereafter be amended.  The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          “Committee” means the Board of Directors of the Parent or the Restricted Stock Plan Committee appointed by the Board of Directors of the Parent pursuant to Article IV hereof.

          “Common Stock” means shares of the common stock of the Parent, or any successor corporation or parent thereto.

          “Conversion” means the effective date of the stock charter of the Bank and simultaneous acquisition of all of the outstanding stock of the Bank by the Parent.

          “Director” means a member of the Board of the Bank.

          “Director Emeritus” means a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Parent or the Bank from time to time.

          “Disability” means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or any Subsidiary in his then-current capacity as determined by the Committee.

          “Effective Date” shall mean the date of approval of the Plan by the stockholders of the Parent.

          “Eligible Participant” means an Employee, Director or Director Emeritus who may receive a Plan Share Award under the Plan.

          “Employee” means any person who is employed by the Bank or a Subsidiary.

          “Parent” means SE Financial Corp., and any successor corporation thereto.

          “Participant” means an Employee or Director who receives a Plan Share Award under the Plan.

          “Plan Shares” means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

          “Plan Share Award” or “Award” means a right granted to a Participant under this Plan to earn or to receive Plan Shares.

          “Plan Share Reserve” means the shares of Common Stock held by the Trust pursuant to Sections 5.03 and 5.04.

          “Subsidiary” means those subsidiaries of the Bank which, with the consent of the Board, agree to participate in this Plan.

          “Trustee” or “Trustee Committee” means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

Article IV

ADMINISTRATION OF THE PLAN

          4.01          Role of the Committee.  The Plan shall be administered and interpreted by the Board which shall have all of the powers allocated to it in this and other sections of the Plan.  The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  The Committee shall present a report of its actions and decisions with respect to the Plan to the Board at a regular or special meeting at appropriate times, but in no event less than one time per calendar year.  The Committee shall recommend to the Board one or more persons or entity to act as Trustee in accordance with the provision of this Plan and Trust and the terms of Article VIII hereof.

          4.02          Role of the Board.  The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of the Board.  The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees.  The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in Section 7.01(b) herein.

          4.03          Limitation on Liability.  No member of the Board, the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted.  If a member of the Board, Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify, hold harmless and defend such member against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Bank and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Article V

CONTRIBUTIONS; PLAN SHARE RESERVE

          5.01          Amount and Timing of Contributions.  The Board of Directors of the Bank shall determine the amounts (or the method of computing the amounts) to be contributed by the Bank to the Trust established under this Plan.  Such contribution amounts shall be paid to the Trustee at the time of contribution.  No contributions to the Trust by Participants shall be permitted except with respect to amounts necessary to meet tax withholding obligations.

          5.02          Initial Investment.  Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

          5.03          Investment of Trust Assets.  Following approval of the Plan by stockholders of the Parent and receipt of any other necessary regulatory approvals, the Trust shall purchase Common Stock of the Parent in an amount equal to up to 100% of the Trust’s cash assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 103,155 shares of Common Stock.   The Trustee may purchase shares of Common Stock in the open market or, in the alternative, may purchase authorized but unissued shares of the Common Stock or treasury shares from the Parent in an amount sufficient to fund the Plan Share Reserve.

          5.04          Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves.  Upon the allocation of Plan Share Awards under Sections 6.02 and 6.05, or the decision of the Committee to return Plan Shares to the Parent, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned.  Any Shares subject to an Award which are not earned because of forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan Share Reserve.

Article VI

ELIGIBILITY; ALLOCATIONS

          6.01          Eligibility.  Eligible Participants may receive Plan Share Awards within the sole discretion of the Committee.  Directors who are not otherwise Employees shall receive Plan Share Awards pursuant to Section 6.05.

          6.02          Allocations.  The Committee will determine which of the Eligible Participants will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which will violate the Articles of Incorporation or Bylaws of the Bank or its Subsidiaries or any applicable federal or state law or regulation.  In the event Shares are forfeited for any reason or additional Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Eligible Participants will be granted Plan Share Awards to be awarded from forfeited Shares.  In selecting such Eligible Participants to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the prior and anticipated future position, duties and responsibilities of the Eligible Participants, the value of their prior and anticipated future services to the Bank and its Subsidiaries, and any other factors the Committee may deem relevant.  All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board.  Notwithstanding anything herein to the contrary, in no event shall any Participant receive Plan Share Awards in excess of 30% of the aggregate Plan Shares authorized under the Plan.

          6.03          Form of Allocation.  As promptly as practicable after a determination is made pursuant to Section 6.02 or Section 6.05 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned.  The date on which the Committee makes its award determination or the date the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards as determined by the Committee.  The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

          6.04          Allocations Not Required.  Notwithstanding anything to the contrary at Sections 6.01, 6.02 or 6.05, no Eligible Participant shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the sole discretion of the Committee and the Board, nor shall the Eligible Participant as a group have such a right.  The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Bank at any time, and cease issuing Plan Share Awards.

          6.05          Awards to Directors.  Subject to the limitations provided in this Section 6.05, upon the Effective Date, a Plan Share Award consisting of 5,000 Plan Shares shall be awarded to each Director of the Bank that is not otherwise an Employee.  Such Plan Share Award shall be earned and non-forfeitable at the rate of 1,000 shares as of October 31, 2005 and an additional 1,000 shares as of each of the next two successive years and 2,000 shares one year thereafter during such continued periods of service as a Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director or Director Emeritus.  Such Plan Share Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Parent or the Bank.  Subsequent to the Effective Date, Plan Share Awards may be awarded to newly elected or appointed Directors of the Bank by the Committee.

Article VII

EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

          7.01          Earning Plan Shares; Forfeitures.

          (a)             General Rules.  Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Participant at the rate of one-fifth of such Award following one year after the granting of such Award, and an additional one-fifth following each of the next four successive years; provided that such Participant remains an Employee, Director, or Director Emeritus during such period.

          (b)             Revocation for Misconduct.  Notwithstanding anything herein to the contrary, the Board shall, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Participant, whether or not yet earned, in the case of a Participant who is discharged from the employ or service of the Bank or a Subsidiary for Cause, or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for Cause.  A determination of Cause shall be made by the Board within its sole discretion.

          (c)             Exception for Terminations Due to Death or Disability.  Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose employment or service with the Bank or a Subsidiary terminates due to death or Disability, shall be deemed earned and nonforfeitable as of the Participant’s last date of employment or service with the Bank or a Subsidiary and shall be distributed as soon as practicable thereafter.

          (d)             Exception for Termination after a Change in Control.  Notwithstanding the general rule contained in Section 7.01 above, all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed to be immediately 100% earned and non-forfeitable in the event of a Change in Control of the Parent or the Bank and shall be distributed as soon as practicable thereafter.

          7.02          Payment of Dividends.  A holder of a Plan Share Award, whether or not earned, shall also be entitled to receive compensation in an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award between the date the relevant Plan Share Award was granted to such Participant and the date the Plan Shares are distributed.  Such compensation amounts applicable to Plan Share Awards shall be held in arrears and paid by the Trust or the Bank to the Participant upon the vesting and delivery of each respective Award or portion thereof as it is deemed earned and non-forfeitable.

          7.03          Distribution of Plan Shares.

          (a)             Timing of Distributions: General Rule.  Except as provided in Subsections (d) and (e) below, Plan Shares shall be distributed to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned.  No fractional shares shall be distributed.  Notwithstanding anything herein to the contrary, at the discretion of the Committee, Plan Shares may be distributed prior to such Shares being 100% earned, provided that such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

          (b)             Form of Distribution.  All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock.  One share of Common Stock shall be given for each Plan Share earned; provided, however, shares of Common Stock may be distributed, within the sole discretion of the Committee,  prior to the time that such Plan Shares shall be earn if such Common Stock will be subject to an applicable restrictive legend indicating the applicable limitations and restrictions associated with such shares of Common Stock.  Payments representing cash dividends (and earnings thereon) shall be made in cash.  Notwithstanding anything within the Plan to the contrary, upon a Change in Control whereby substantially all of the Common Stock of the Parent shall be acquired for cash, all Plan Shares associated with such Plan Share Awards, together with any shares representing stock dividends associated with such Plan Share Awards, shall be, at the sole discretion of the Committee, distributed as of the effective date of such Change in Control, or as soon as administratively feasible thereafter, in the form of cash equal to the consideration received in exchange for such Common Stock represented by such Plan Shares.

          (c)             Withholding.  The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock necessary to cover any applicable withholding and employment taxes, and if the amount of such payment or distribution is not sufficient, the Trustee may require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld in taxes as a condition of delivering the Plan Shares.  The Trustee shall pay over to the Bank or a Subsidiary which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

          (d)             Timing: Exception for 10% Shareholders.  Notwithstanding Subsection (a) above, no Plan Shares may be distributed prior to the date which is five years from the effective date of the Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock of the Parent, unless such action is approved in advance by a majority vote of disinterested directors of the Board of the Parent.  Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the effective date of the Conversion.

          (e)             Regulatory Exceptions.  No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Parent by such vote, if any, as may be required by applicable law and regulations.

          7.04          Voting of Plan Shares.  After a Plan Share Award has become earned and non-forfeitable, the Participant shall be entitled to direct the Trustee as to the voting of the Plan Shares which are associated with the Plan Share Award and which have not yet been distributed pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose.  All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting of such Shares, shall be voted by the Trustee as directed by the Committee.

Article VIII

TRUST

          8.01          Trust.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust solely for the benefit of the Plan Participants in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

          8.02          Management of Trust.  It is the intention of this Plan and Trust that the Trustee shall have complete authority and discretion, both consistent with the provisions and intent of this Plan and Agreement, with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust.  In performing these duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)          To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries.  The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)          To invest any Trust assets not otherwise invested in accordance with (a) above in such insured deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

(c) Consistent with the obligations under the Trust, to sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

(d)          To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

(f) To employ brokers, agents, custodians, consultants and accountants.

(g) To hire counsel to render advice with respect to the Trustee’s rights, duties and obligations hereunder, and such other legal services or representation as deemed necessary or desirable.

(h)          To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

(i) As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Bank the earnings of the Trust attributable to the Plan Share Reserve.

          Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

          8.03          Records and Accounts.  The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by the Board, the Committee and any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

          8.04          Earnings.  All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses.  In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

          8.05          Expenses.  All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Bank.

          8.06          Indemnification.  Subject to the requirements and limitations of applicable laws and regulations, the Parent and the Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

Article IX

MISCELLANEOUS

          9.01          Adjustments for Capital Changes.  The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of the Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Bank.

          9.02          Amendment and Termination of the Plan.  The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the

Trustee to return to the Bank all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards which have not yet been earned by the Participants to whom they have been awarded.  However, the termination of the Trust shall not affect a Participant’s right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board.  Notwithstanding the foregoing, no action of the Board may increase (other than as provided in Section 9.01 hereof) the maximum number of Plan Shares permitted to be awarded under the Plan as specified at Section 5.03, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to ratification by the stockholders of the Parent.

          9.03          Nontransferable.  Plan Share Awards and rights to Plan Shares shall not be transferable by a Participant, and during the lifetime of the Participant, Plan Shares and dividends (cash or stock) may only be earned by and delivered to the Participant who was notified in writing of the Award by the Committee pursuant to Section 6.03.  No Participant or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Parent, the Bank, or any Subsidiary be subject to any claim for benefits hereunder.

          9.04          No Employment Rights.  Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Participant to continue in the employ or service of the Parent, the Bank, or a Subsidiary thereof.

          9.05          Voting and Dividend Rights.  No Participant shall have any voting or dividend rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to such Participant.

          9.06          Governing Law.  The Plan and Trust shall be governed by and construed under the laws of the Commonwealth of Pennsylvania, except to the extent that Federal Law shall be deemed applicable.

          9.07          Effective Date.  The Plan shall be effective as of the date of approval of the Plan by a vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at a meeting of stockholders of the Parent.

          9.08          Term of Plan.  This Plan shall remain in effect until the earlier of (i) termination by the Board, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date.  Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and delivered, or by their terms expire or are forfeited.

          9.09          Tax Status of Trust.  It is intended that the Trust established hereby shall be treated as a grantor trust of the Bank under the provisions of Section 671 et seq. of the Internal Revenue Code of 1986, as amended, as the same may be amended from time to time.

SE FINANCIAL CORP.
1901-03 EAST PASSYUNK AVENUE
PHILADELPHIA, PENNSYLVANIA 19148

ANNUAL MEETING OF STOCKHOLDERS
 JUNE 6, 2005

          The undersigned hereby appoints the Board of Directors of SE Financial Corp. (the “Company”), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of SE Financial Corp., 1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania 19148, on June 6, 2005, at 9:00 a.m and at any and all adjournments thereof, in the following manner:

		FOR	WITHHELD

1.	The election as directors of the nominees listed with a term to expire in 2009 (except as marked to the contrary below):

Samuel Barsky
Andrew A. Hines
William F. Saldutti, III

INSTRUCTIONS:  To withhold your vote for any nominee, write the nominee’s name on the line provided below.

		FOR	AGAINST	ABSTAIN

2.	Approval of the SE Financial Corp. 2005 Stock Option Plan.

3.	Approval of the St. Edmond’s Federal Savings Bank 2005 Restricted Stock Plan.

4.	Ratification of the appointment of S.R. Snodgrass as the Company’s independent auditor for the fiscal year ending October 31, 2005.

          The Board of Directors recommends a vote “FOR” the above listed nominees and proposals.

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND THE PROPOSALS STATED.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement, and the 2004 Annual Report to Stockholders.

Dated: ______________________________________	Check Box if You Plan to Attend the Annual Meeting.

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this Proxy.  When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.  If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.